EXHIBIT 32


     Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Direct Insite Corp., (the "Company") on Form 10-K for the year ending December 31,2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Cannavino, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 26, 2009
                                               /s/  James A. Cannavino
                                              -------------------------
                                              James A. Cannavino
                                              Chief Executive Officer

     Certification Pursuant to 8 U.S.C. Section 1350, as Adopted Pursuant to section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Direct Insite Corp., (the "Company") on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
J. Beecher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 26, 2009                          /s/ Michael J. Beecher
                                              -------------------------
                                              Michael J. Beecher
                                              Chief Financial Officer